UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 11, 2020

(Date of earliest event reported)

U.S. BANCORP

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6880	41-0255900
(Commission file number)	(IRS Employer Identification No.)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices, including zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 par value per share	USB	New York Stock Exchange
Depositary Shares (each representing 1/100th interest in a share of Series A Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrA	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series B Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrH	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series F Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrM	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series H Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrO	New York Stock Exchange
Depositary Shares (each representing 1/1,000th interest in a share of Series K Non-Cumulative Perpetual Preferred Stock, par value $1.00)	USB PrP	New York Stock Exchange
0.850% Medium-Term Notes, Series X (Senior), due June 7, 2024	USB 24B	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 8.01. Other Events.

On March 11, 2020, U.S. Bancorp (the “Company”) established a medium-term note program pursuant to which the Company may issue from time to time its Medium-Term Notes, Series AA (Senior) (the “Series AA Notes”), and Medium-Term Notes, Series BB (Subordinated) (the “Series BB Notes” and, together with the Series AA Notes, the “Notes”).

The Series AA Notes are issuable under that certain Indenture, dated as of October 1, 1991, as amended by a First Supplemental Indenture, dated as of April 21, 2017, between the Company and Citibank, N.A., as trustee, as supplemented by an Officers’ Certificate and Company Order, dated as of March 11, 2020, establishing the forms and certain terms of the Series AA Notes.

The Series BB Notes are issuable under that certain Indenture, dated as of October 1, 1991, as amended by a First Supplemental Indenture, dated as of April 1, 1993, and a Second Supplemental Indenture, dated as of April 21, 2017, between the Company and Citibank, N.A., as trustee, as supplemented by an Officers’ Certificate and Company Order, dated as of March 11, 2020, establishing the forms and certain terms of the Series AA Notes.

The offering of the Notes has been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 (File No. 333-237082).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

1.1	Distribution Agreement, dated as of March 11, 2020, between the Company and U.S. Bancorp Investments, Inc. and the other Agents named on Schedule A thereto.

4.1	Officers’ Certificate and Company Order, dated as of March 11, 2020, establishing the forms and certain terms of the Medium-Term Notes, Series AA (Senior) (excluding exhibits thereto).

4.2	Officers’ Certificate and Company Order, dated as of March 11, 2020, establishing the forms and certain terms of the Medium-Term Notes, Series BB (Subordinated) (excluding exhibits thereto).

4.3	Specimen Notes:

(a)	Form of Global Fixed Rate Note, Series AA (Senior).

(b)	Form of Global Floating Rate Note, Series AA (Senior).

(c)	Form of Global Original Issue Discount Zero Coupon Note, Series AA (Senior).

(d)	Form of Global Original Issue Discount Fixed Rate Note, Series AA (Senior).

(e)	Form of Master Global Note, Series AA (Senior).

(f)	Form of Global Fixed Rate Note, Series BB (Subordinated).

(g)	Form of Global Floating Rate Note, Series BB (Subordinated).

(h)	Form of Global Original Issue Discount Zero Coupon Note, Series BB (Subordinated).

(i)	Form of Global Original Issue Discount Fixed Rate Note, Series BB (Subordinated).

(j)	Form of Master Global Note, Series BB (Subordinated).

5.1	Opinion of Mayer Brown LLP.

23.1	Consent of Mayer Brown LLP (included in Exhibit 5.1).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

Date: March 11, 2020	By:	/s/ James L. Chosy
James L. Chosy
Senior Executive Vice President and General Counsel